Putnam
Preferred
Income
Fund

ANNUAL REPORT
November 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* "[O]n a positive note, preferred stock held up well during the turmoil [of October 1997]. . . . During October, the Putnam fund returned
   0.84% and on a year-to-date basis the fund has returned 9.76%. . . . And the fund has managed this nifty return without holding any securities that have ratings below investment grade."*

                             --  Barron's, November 17, 1997

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

13 Portfolio holdings

17 Financial statements

* For complete performance information, please refer to the summary that begins on page 8.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Although they are technically equities, preferred stocks act more like bonds. This anomaly worked to the advantage of Putnam Preferred Income Fund during the fiscal year ended November 30, 1997. As the stock market continued to experience volatility that was sharply heightened in October in the wake of a global securities market disruption, the U.S. fixed-income market enjoyed relative calm. In fact, it fairly boomed following the collapse of a number of Southeast Asian currencies as investors dashed to the relative safety of U.S. bonds.

What Congress chose not to do also worked to your fund's benefit during fiscal 1997. Legislators rejected proposals that would have curtailed two existing tax breaks that heavily influence the preferred stocks in which your fund invests. In the following report, Fund Manager Jeanne Mockard explains how the global market disruption and the congressional decisions related to your fund's performance during the fiscal year just ended. Then she offers insights into prospects for the months ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 21, 1998



Report from the Fund Manager
Jeanne L. Mockard

For Putnam Preferred Income Fund, fiscal 1997 could be summarized with the phrase "no news is good news." Federal budget proposals that might have affected securities held by the fund were not passed, and the positioning of the portfolio remained virtually unchanged since the fiscal year's midpoint. This environment of nonevents proved advantageous, especially as financial markets around the world experienced some turmoil during the latter months of the period. For the 12 months ended November 30, 1997, the fund's class A and class M shares provided total returns of 10.22% and 9.85%, respectively, at net asset value. The fund's returns at public offering price were 6.67% and 7.62% for class A and class M shares, respectively. For complete performance information, please see the summary that begins on page 8.

* FOCUS ON ADJUSTABLE-RATE PREFERREDS CONTINUED THROUGH YEAR-END

At the fiscal year's midpoint, we had increased the fund's holdings in adjustable-rate preferred (ARP) stocks, anticipating additional increases in short-term interest rates by the Federal Reserve Board. At that time, our intention was to position the portfolio more defensively. In a rising rate environment, the prices of ARPs tend to be more stable than the prices of other types of preferred stocks held by the fund. In March 1997, the Fed had made its first interest-rate increase in two years, a move we thought might be the first of several. However, interest rates remained unchanged and we maintained the fund's weighting of ARPs, choosing not to overemphasize defensive positioning at the expense of performance potential. As the fiscal year concluded, the Fed was still reluctant to raise U.S. interest rates as economic turbulence in Southeast Asia was bringing significant volatility to financial markets around the world.

* FEDERAL BUDGET PROPOSALS DO NOT PASS

Perhaps the most significant nonevent of fiscal 1997 was that federal budget proposals to change certain types of preferred stocks did not pass. As we reported earlier this year, President Clinton had reintroduced proposals that would eliminate the tax deductibility of interest on some securities. Most relevant for your fund was the proposal to reduce the dividends-received deduction for corporations from 70% to 50%. The prospect of this legislation being passed caused a slowdown in the overall issuance of preferred stocks. And in typical supply/demand fashion, as issuance slowed, demand increased, along with the value of the fund's holdings.

Meanwhile, legislation that was passed more than a year ago continued to have a significant impact on the fund throughout fiscal 1997. In 1996, the Fed passed regulation on trust-preferred stocks -- a new type of preferred stock issued by banks and insurance companies. The legislation allows the capital on trust-preferred stocks to be classified as equity on the issuers' balance sheets. At the same time, issuers may account for the dividends paid on the securities as a tax-deductible cost -- which is not allowed by the IRS for other types of preferred stock. As a result, the after-tax cost to an issuer of trust-preferred stock can be significantly lower than the cost of issuing any other preferred stock. Among the 1997 budget proposals that did not pass was one that would eliminate this interest deductibility for trust preferreds.


[GRAPHIC OMITTED: HORIZONTAL BAR CHART COMPARATIVE PORTFOLIO COMPOSITION]

COMPARATIVE PORTFOLIO COMPOSITION*

                                   11/30/96                11/30/97

Perpetual preferreds                 66.2%                   67.4%

Adjustable-rate preferreds           21.1%                   22.1%

Sinking-fund preferreds               8.1%                    6.8%

Common stocks                        1.8%                     0.4%

Convertible securities               0.0%                     0.5%

Short-term securities                4.1%                     2.3%

Footnote reads:
* Based on net assets as of 11/30/96 and 11/30/97. Composition will vary over time.


Your fund does not invest in trust-preferred stocks because they do not qualify for the dividends-received deduction -- a very important benefit for many fund shareholders. However, the mere existence of these new securities in the preferred market has influenced the portfolio. As more corporations issue trust-preferred stock, the types of securities in which your fund invests have become more scarce -- another supply/demand factor that has boosted the value of the fund's holdings. In this environment, we sought to hold securities in the portfolio for as long as possible, resulting in very few changes to the fund's holdings. In fact, during fiscal '97, portfolio turnover was at its lowest level since the fund's inception.

Companies in the financial, industrial, and public utilities sectors are the dominant issuers in the preferred stock market, and they represent the bulk of the fund's portfolio at fiscal year's end. One of the rare additions to the portfolio during the second half of the fiscal year was Du Pont preferred stock. This large multinational chemical company has experienced several years of solid financial performance. The company recently restructured and has made several acquisitions in an effort to solidify its core businesses. The availability of this stock -- which had been issued some time ago -- was an unexpected opportunity to add another high-quality holding to the portfolio. While this portfolio holding was viewed favorably at the end of the period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future.

* OPTIMISTIC OUTLOOK FOR FISCAL 1998

Throughout the fiscal year, your fund's holdings benefited from a relatively strong U.S. bond market environment. Preferred stocks, although classified as equities on corporate balance sheets, function more like bonds in the marketplace. Throughout the fiscal year, the U.S. bond market was not nearly as volatile as the equity market. Interest rates moved within a fairly narrow range and bond market valuation was better than it had been in several years. Toward the close of the period, the U.S. fixed-income market strengthened even further as investors sought a safe haven from the stock market turmoil of late October and November. As the fund's fiscal year concluded, the U.S. bond market remained attractively valued relative to other major global bond markets and inflationary pressures appeared to be low. We believe this environment, combined with the attractive holdings in your fund's portfolio, will continue to benefit the fund in the months ahead.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Ford Motor Co. Series B, $2.063, preferred
Automobile manufacturing

El Paso Tennessee Pipeline Co. Series A, $4.125, preferred
Gas pipelines

BankAmerica Corp, Series B, $6.00 adjustable-rate preferred
Banking and financial services

McDermott,Inc. Series B, $2.60 sinking-fund preferred
Oil services

Merrill Lynch & Co.,Inc. Series A, $2.25 preferred
Securities brokerage and investment management services

Baltimore Gas & Electric Co, Series 93, $7.125 preferred
Gas and electric utilites

Boise Cascade Corp. Series F, $2.35 preferred
Forest products and paper manufacturing

General Motors Corp. Series B, $2.281 preferred
Automobile manufacturing

Enserch Corp. Series E, $7.00 adjustable-rate preferred
Gas piplines

New York State Electric & Gas Corp. Series B, $1.418 adjustable rate preferred
Combined utilities

These holdings represent 29.0% of the fund's net assets as of 11/30/97. Portfolio holdings will vary over time.


The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary


This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Preferred Income Fund seeks a high level of income that qualifies for the 70% corporate dividends-received deduction for federal income-tax purposes. The dividends-received deduction is not available to noncorporate investors.

TOTAL RETURN FOR PERIODS ENDED 11/30/97

                                       Class A            Class M
(inception date)                       (1/4/84)          (4/20/95)
                                      NAV     POP       NAV     POP
------------------------------------------------------------------------------
1 year                              10.22%   6.67%     9.85%   7.62%
------------------------------------------------------------------------------
5 years                             51.43   46.51     48.54   45.57
Annual average                       8.65    7.94      8.24    7.80
------------------------------------------------------------------------------
10 years                           138.42  130.68    130.98  126.36
Annual average                       9.08    8.72      8.73    8.51
------------------------------------------------------------------------------
Life of fund                       219.15  208.78    206.17  200.05
Annual average                       8.70    8.44      8.38    8.22
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED11/30/97

                             Merrill Lynch
                               Perpetual       Standard & Poor's     Consumer
                             Preferred Index      500 Index        Price Index
------------------------------------------------------------------------------
1 year                            9.45%             28.51%            1.83%
------------------------------------------------------------------------------
5 years                          47.09             150.41            13.73
Annual average                    8.02              20.15             2.61
------------------------------------------------------------------------------
10 years*                           --             456.11            39.95
Annual average*                     --              18.71             3.42
------------------------------------------------------------------------------
Life of fund                        --             803.57            59.43
Annual average                      --              17.14             3.41
------------------------------------------------------------------------------

* The Merrill Lynch Perpetual Preferred Index was introduced on 2/28/89.

Returns for class A and class M shares reflect the current maximum initial sales charges of 3.25% and 2.00%, respectively. Returns shown for class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge currently applicable to class M shares and the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: WORM CHART GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Plot Points

Date         Fund's class A
             shares at POP       S&P 500 Index     Consumer Price Index

11/87          9,675               10,000              10,000
11/88         10,352               12,325              10,425
11/89         11,491               16,132              10,910
11/90         11,430               15,568              11,594
11/91         13,471               18,734              11,941
11/92         15,234               22,190              12,305
11/93         17,224               24,432              12,634
11/94         16,464               24,686              12,972
11/95         19,271               33,802              13,310
11/96         20,930               43,216              13,744
11/97         23,068               55,611              13,995

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class M shares would have been valued at $23,098 at net asset value on 11/30/97 ($22,636 at public offering price). See first page of performance section for performance calculation method. The Merrill Lynch Perpetual Preferred Index is not shown because it has been in existence for less than 10 years.


PRICE AND DISTRIBUTION INFORMATION
12 months ended 11/30/97

                                     Class A           Class M
------------------------------------------------------------------------------
Distributions (number)                 12                12
------------------------------------------------------------------------------
Income                              $0.571910         $0.549825
------------------------------------------------------------------------------
Capital gains                          --                --
------------------------------------------------------------------------------
  Total                             $0.571910         $0.549825
------------------------------------------------------------------------------
Share value:                 NAV      POP        NAV      POP
------------------------------------------------------------------------------
11/30/96                   $8.71    $9.00      $8.69    $8.87
------------------------------------------------------------------------------
11/30/97                    9.00     9.30       8.97     9.15
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate1      6.22%    6.02%      5.99%    5.87%
------------------------------------------------------------------------------
Taxable equivalent3         8.56     8.29       8.25     8.08
------------------------------------------------------------------------------
Current 30-day SEC yield2   6.00     5.80       5.75     5.64
------------------------------------------------------------------------------
Taxable equivalent3         8.26     7.99       7.92     7.77
------------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by
  NAV or POP at end of period.
2 Based on investment income, calculated using SEC guidelines.
3 The taxable equivalent examples in this table show the return that a corporation taxed at the 35% Federal corporate tax rate would have to earn from a non tax-advantaged investment to produce an after-tax return equal to that of the fund's, assuming 100% of distributions qualify for the dividend-received deduction.

TOTAL RETURN FOR PERIODS ENDED 12/31/97
(most recent calendar quarter)

                                       Class A          Class M
(inception date)                       (1/4/84)        (4/20/95)
                                     NAV     POP      NAV    POP
------------------------------------------------------------------------------
1 year                              10.80%   7.21%   10.55%   8.30%
------------------------------------------------------------------------------
5 years                             51.43   46.51    48.71   45.73
Annual average                       8.65    7.94     8.26    7.82
------------------------------------------------------------------------------
10 years                           138.12  130.38   130.94  126.33
Annual average                       9.06    8.70     8.73    8.51
------------------------------------------------------------------------------
Life of fund                       221.54  211.10   208.75  202.58
Annual average                       8.71    8.45     8.39    8.24
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge but carry no 12b-1 fee.

Class M shares have a lower initial sales charge than class A shares and carry a 12b-1 fee.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 3.25% sales charge for class A shares and 2.00% for class M shares.

COMPARATIVE BENCHMARKS

Merrill Lynch Perpetual Preferred Index* is an unmanaged list of perpetual preferred stocks that is commonly used as a general measure of performance for the preferred-stock market.

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock-market performance.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

* Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


Report of independent accountants

To the Trustees and Shareholders of
Putnam Preferred Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Preferred Income Fund (the "fund") at November 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at November 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
January 12, 1998

Portfolio of investments owned
November 30, 1997


PREFERRED STOCKS (96.3%)*
NUMBER OF SHARES                                                                                       VALUE

Automobiles (7.5%)
------------------------------------------------------------------------------------------------------------
        165,079  Ford Motor Co. Ser. B, $2.063, dep. shs. cum. preferred (pfd.)                 $  4,663,482
        115,000  General Motors Corp. Ser. B, $2.281, dep. shs. pfd.                               3,047,500
         54,000  General Motors Corp. Ser. G, $2.28, pfd.                                          1,532,250
                                                                                              --------------
                                                                                                   9,243,232

Banks (14.2%)
------------------------------------------------------------------------------------------------------------
         43,662  BankAmerica Corp. Ser. B, $6.00, cum. Adjustable Rate
                   Preferred (ARP)                                                                 4,333,454
         25,000  BankBoston Corp. Ser. C, $5.50, cum. ARP                                          2,281,250
         20,239  Bankers Trust New York Corp. Ser. S, $1.938, cum. pfd. [UPSIDE DOWN DELTA]          531,274
         16,000  Bankers Trust New York Corp. Ser. P, $1.875, cum. pfd. [UPSIDE DOWN DELTA]          406,000
         70,000  Bankers Trust New York Corp. Ser. Q, $1.395, ARP [UPSIDE DOWN DELTA]              1,723,750
         30,400  Chase Manhattan Corp. Ser. C, $2.71, cum. pfd.                                      938,600
         50,000  Chase Manhattan Corp. Ser. B, $2.44, cum. pfd.                                    1,400,000
         17,400  Citicorp Ser. 3, $7.00, cum. ARP                                                  1,744,350
         66,766  Fleet Financial Group, Inc. Ser. E, $2.338, dep. shs. cum. pfd.                   1,861,102
         52,000  Fleet Financial Group, Inc. Ser. V, $1.813, dep. shs. cum. pfd.                   1,397,500
         15,000  Indosuez Holdings 144A ADS $2.594, pfd. (Mexico)                                    418,125
         11,500  Wells Fargo & Co. Ser. B, $2.75, cum. pfd. ARP                                      560,625
                                                                                              --------------
                                                                                                  17,596,030

Chemicals (0.5%)
------------------------------------------------------------------------------------------------------------
          7,550  du Pont (E.I.) de Nemours & Co., Ltd. Ser. B, $4.50,
                   cum. pfd.                                                                         615,325

Combined Utilities (15.7%)
------------------------------------------------------------------------------------------------------------
         28,000  Baltimore Gas & Electric Co. Ser. 93, $7.125, cum. pfd.                           3,164,000
         15,000  Baltimore Gas & Electric Co. Ser. 95, $6.99, cum. pfd.                            1,691,250
         14,485  Baltimore Gas & Electric Co. Ser. 87, $6.75, cum. pfd.                            1,499,198
         20,100  Florida Power & Light Co. Ser. U, $6.75, pfd.                                     2,195,925
          9,000  Jersey Central Power & Light Co. Ser. E, $7.88, cum. pfd.                           924,750
         80,000  Long Island Lighting Co. Sinking Fund Ser. NN, $1.95, cum. pfd.                   1,980,000
        116,000  New York State Electric & Gas Corp. Ser. B, $1.418, cum. ARP                      2,769,500
         60,000  Pacific Gas & Electric Co. Ser. U, $1.76, cum. pfd.                               1,612,500
         11,750  Public Service Electric & Gas Co. $6.92, cum. pfd.                                1,279,281
         23,200  Western Resources, Inc. Sinking Fund $7.58, cum. pfd.                             2,366,400
                                                                                              --------------
                                                                                                  19,482,804

Computer Software (0.8%)
------------------------------------------------------------------------------------------------------------
         33,116  IBM Corp. Ser. A, $1.875, dep. shs. pfd.                                            914,830

Electric Utilities (19.6%)
------------------------------------------------------------------------------------------------------------
        100,000  Alabama Power Co. Ser. 93-A, $1.318, cum. ARP                                     2,512,500
         50,000  Arizona Public Service Co. Ser. W, $1.81, pfd.                                    1,275,000
         20,000  Central Maine Power Co. Ser. A, $7.999, cum. pfd.                                 2,027,500
          7,070  Commonwealth Edison Co. Ser. A, $8.4, cum. pfd.                                     718,489
         15,000  Florida Power & Light Co. Ser. S, $6.98, cum. pfd.                                1,642,500
        100,000  Georgia Power Co. Ser. 93, $1.443, cum. ARP                                       2,512,500
         80,941  Georgia Power Co. Ser. 93-2, $1.325, cum. ARP                                     1,962,819
         50,000  Niagara Mohawk Power Corp. $2.375, cum. pfd.                                      1,293,750
         40,000  Niagara Mohawk Power Corp. Ser. C, $1.75, cum. ARP                                  970,000
         39,800  Niagara Mohawk Power Corp. Ser. A, $1.625, cum. ARP                                 915,400
          8,120  Northern States Power Co. Ser. B, $5.52, cum. ARP                                   812,000
         15,000  Peco Energy $7.48, cum. pfd.                                                      1,627,500
         10,000  PP & L, Inc. $6.33, cum. pfd.                                                     1,058,750
         10,000  PP & L, Inc. $6.125, cum. pfd.                                                    1,056,250
         18,000  PSI Energy, Inc. $1.86, cum. pfd.                                                   459,000
         18,700  Puget Sound Energy, Inc. Ser. III, $2.125, cum. pfd.                                490,875
         60,000  Texas Utilities Electric Co. Ser. A, $1.875, dep. shs. cum. pfd.                  1,605,000
         50,000  Texas Utilities Electric Co. Ser. B, $1.805, dep. shs. cum. pfd.                  1,337,500
                                                                                              --------------
                                                                                                  24,277,333

Finance (9.4%)
------------------------------------------------------------------------------------------------------------
         10,000  Bear Stearns & Co. Ser. A, $2.75, cum. ARP                                          460,000
         28,300  Bear Stearns & Co. Ser. B, $1.97, dep. shs. cum. pfd.                               721,650
         95,000  Heller Financial Inc. Ser. A, $2.031, cum. pfd.                                   2,565,000
         36,500  MBNA Corp. Ser. A, $1.875, cum. pfd.                                                958,125
         40,000  MBNA Corp. Ser. B, $1.573, ARP                                                    1,070,000
        116,324  Merrill Lynch & Co., Inc. Ser. A, $2.25, dep. shs. cum. pfd.                      3,664,206
         41,150  Morgan Stanley $3.875, dep. shs. cum. pfd.                                        2,242,675
                                                                                              --------------
                                                                                                  11,681,656

Financial Services (1.8%)
------------------------------------------------------------------------------------------------------------
         38,350  Household International, Inc. Ser. 92-A, $2.063, dep. shs. cum. pfd.              1,092,975
         20,000  Morgan (J.P.) & Co. Inc. Ser. H, $3.313, dep. shs. cum. pfd.                      1,100,000
                                                                                              --------------
                                                                                                   2,192,975

Food Chains (2.1%)
------------------------------------------------------------------------------------------------------------
        102,569  McDonalds Corp. Ser. E, $1.93, dep. shs. pfd.                                     2,577,046

Gas Pipelines (5.8%)
------------------------------------------------------------------------------------------------------------
         80,000  El Paso Tennessee Pipeline Co. Ser. A, $4.125, cum. pfd.                          4,420,000
         28,000  Enserch Corp. Ser. E, $7.00, cum. ARP                                             2,810,500
                                                                                              --------------
                                                                                                   7,230,500

Insurance (4.5%)
------------------------------------------------------------------------------------------------------------
         37,000  Berkley (W.R.) Corp. Ser. A, $1.844, cum. pfd.                                      952,750
         27,735  Provident Cos., Inc. $2.025, dep shs. cum. pfd.                                     700,309
         50,000  Travelers Group $3.183, pfd.                                                      2,562,500
         29,000  Travelers Group Inc. Ser. M, $2.932, cum. pfd.                                    1,406,500
                                                                                              --------------
                                                                                                   5,622,059

Metals and Mining (0.6%)
------------------------------------------------------------------------------------------------------------
         11,050  Aluminum Co. $3.75, cum. pfd.                                                       759,688

Natural Gas (2.0%)
------------------------------------------------------------------------------------------------------------
         66,000  Phillips Gas Co. Ser. A, $2.33, cum. pfd.                                         1,650,000
         31,700  Washington Natural Gas Ser. II, $1.863, cum. pfd.                                   871,750
                                                                                              --------------
                                                                                                   2,521,750

Oil Services (4.5%)
------------------------------------------------------------------------------------------------------------
         57,500  LASMO PLC ADS Ser. A, $2.5, cum. pfd. (United Kingdom)                            1,538,125
        129,051  McDermott Inc. Sinking Fund Ser. B, $2.60, cum. pfd.                              4,032,844
                                                                                              --------------
                                                                                                   5,570,969

Paper (3.8%)
------------------------------------------------------------------------------------------------------------
        120,000  Boise Cascade Corp. Ser. F, $2.35, dep. shs. cum. pfd.                            3,075,000
         60,000  Bowater, Inc. Ser. C, $2.10, dep. shs. cum. pfd.                                  1,575,000
                                                                                              --------------
                                                                                                   4,650,000

Publishing (1.0%)
------------------------------------------------------------------------------------------------------------
         49,500  Newscorp Overseas Corp. Ser. A, $2.156, cum. pfd.                                 1,274,625

Tobacco (1.4%)
------------------------------------------------------------------------------------------------------------
         67,300  RJR Nabisco Holding Ser. B, $2.313, dep. shs. cum. pfd.                           1,707,738

Water Utilities (1.1%)
------------------------------------------------------------------------------------------------------------
         13,500  United Water Resources, Inc. Ser. B, $7.625, pfd.                                 1,382,060
                                                                                              --------------
                 Total Preferred Stocks (cost $113,640,215)                                     $119,300,620

CONVERTIBLE PREFERRED STOCKS (0.5%)*  (cost $530,000)
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
         20,000  Lehman Brothers Holding, Inc. $5.00, cv. pfd.                                  $    642,500

COMMON STOCKS (0.4%)*  (cost $479,754)
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
         18,000  Pacific Gas & Electric Co.                                                     $    508,500

SHORT-TERM INVESTMENTS (2.3%)*  (cost $2,827,335)
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
    $2,826,000   Interest in $453,820,000 joint repurchase agreement dated
                   November 28, 1997 with JP Morgan due December 1, 1997
                   with respect to various U.S. Treasury obligations -- maturity
                   value of $2,827,335 for an effective yield of 5.67%                          $  2,827,335
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $117,477,304)***                                       $123,278,955
------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $123,889,443.

*** The aggregate identified cost on a tax basis is $117,488,553, resulting in gross unrealized appreciation and depreciation of $6,538,032 and $747,630, respectively, or net unrealized appreciation of $5,790,402.

[UPSIDE DOWN DELTA] This entity provides subcustodian services to the fund.

    144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    ADS after the name of a foreign holding stands for American
    Depository Shares, representing ownership of foreign securities on deposit with a domestic custodian bank.

The accompanying notes are an intergral part of these financial statements.




Statement of assets and liabilities
November 30, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $117,477,304) (Note 1)                                                $123,278,955
---------------------------------------------------------------------------------------------------
Cash                                                                                            104
---------------------------------------------------------------------------------------------------
Dividends receivable                                                                        573,684
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    1,024,615
---------------------------------------------------------------------------------------------------
Total assets                                                                            124,877,358

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       224,398
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  504,362
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                199,432
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                    9,196
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 7,822
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,113
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                        3,256
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       38,336
---------------------------------------------------------------------------------------------------
Total liabilities                                                                           987,915
---------------------------------------------------------------------------------------------------
Net assets                                                                             $123,889,443

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                        $140,123,113
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                  (216,355)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                   (21,818,966)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                5,801,651
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $123,889,443

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($116,412,559 divided by 12,938,614 shares)                                                   $9.00
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/96.75 of $9.00)*                                        $9.30
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($7,476,884 divided by 833,098 shares)                                                        $8.97
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/98.00 of $8.97)*                                        $9.15
---------------------------------------------------------------------------------------------------
* On single retail sales of less than $100,000.  On sales of $100,000 or more and group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended November 30, 1997

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $21,565)                                              $ 8,484,812
--------------------------------------------------------------------------------------------------
Interest                                                                                   117,942
--------------------------------------------------------------------------------------------------
Total investment income                                                                  8,602,754

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                           786,422
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             178,004
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          10,898
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             6,823
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       16,635
--------------------------------------------------------------------------------------------------
Registration fees                                                                              175
--------------------------------------------------------------------------------------------------
Auditing                                                                                    28,781
--------------------------------------------------------------------------------------------------
Legal                                                                                        6,098
--------------------------------------------------------------------------------------------------
Other                                                                                       10,786
--------------------------------------------------------------------------------------------------
Total expenses                                                                           1,044,622
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (93,466)
--------------------------------------------------------------------------------------------------
Net expenses                                                                               951,156
--------------------------------------------------------------------------------------------------
Net investment income                                                                    7,651,598
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                           461,151
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                               3,522,848
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  3,983,999
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $11,635,597
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                                                             Year ended November 30
                                                                                      --------------------------------
                                                                                               1997               1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $  7,651,598       $  8,169,853
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                            461,151            613,554
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                3,522,848          1,099,640
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     11,635,597          9,883,047
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income
----------------------------------------------------------------------------------------------------------------------
Class A                                                                                  (7,391,392)        (7,929,910)
----------------------------------------------------------------------------------------------------------------------
Class M                                                                                    (411,702)          (187,209)
----------------------------------------------------------------------------------------------------------------------
In excess of net investment income
----------------------------------------------------------------------------------------------------------------------
Class A                                                                                          --            (58,710)
----------------------------------------------------------------------------------------------------------------------
Class M                                                                                          --             (1,386)
----------------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                        (2,778,276)          (191,510)
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                              1,054,227          1,514,322

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       122,835,216        121,320,894
----------------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $216,355 and $60,096,
respectively                                                                           $123,889,443       $122,835,216
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights **
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                        Year ended November 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $   8.71         $   8.59         $   7.88         $   8.81         $   8.34
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .56              .58              .57              .56              .60
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .30              .12              .73             (.93)             .47
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .86              .70             1.30             (.37)            1.07
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.57)            (.58)            (.59)            (.56)            (.60)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --               --(d)            --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.57)            (.58)            (.59)            (.56)            (.60)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $   9.00         $   8.71         $   8.59         $   7.88         $   8.81
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           10.22             8.61            17.05            (4.41)           13.07
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $116,413         $117,502         $120,591         $119,822         $144,185
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .85              .89              .90              .81              .83
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            6.34             6.90             6.91             6.64             6.83
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              20.46            29.51            34.76            32.84           114.53
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                    $  .0491         $  .0564
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.
  * Not annualized.
 ** The table has been restated to reflect a 5-for-1 share split declared by the fund to shareholders of record on November 29, 1994.
(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) The ratio of expenses to average net assets for the period ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)
(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.
(d) Distributions in excess of net investment income amounted to less than $0.01 per share for each class.




Financial highlights **
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                       Apr. 20, 1995+
operating performance                                                                 Year ended November 30       to Nov. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $ 8.69           $ 8.58           $ 8.12
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .54              .56              .33
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                              .29              .11              .46
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                   .83              .67              .79
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.55)            (.56)            (.33)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                        --               -- (d)           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.55)            (.56)            (.33)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                        $ 8.97           $ 8.69            $8.58
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                              9.85             8.22             9.88*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                       $7,477           $5,333            $ 729
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                              1.10             1.14              .67*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              6.01             6.41             3.73*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                20.46            29.51            34.76
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                                                        $.0491           $.0564
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.
  * Not annualized.
 ** The table has been restated to reflect a 5-for-1 share split declared by the fund to shareholders of record on November 29, 1994.
(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) The ratio of expenses to average net assets for the period ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)
(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.
(d) Distributions in excess of net investment income amounted to less than $0.01 per share for each class.




Notes to financial statements
November 30, 1997

Note 1
Significant accounting policies

Putnam Preferred Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high after-tax income for corporate shareholders and current income for all investors with minimum fluctuations in principal.

The fund offers class A and class M shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Class M shares are sold with a maximum front-end sales charge of 2.00% and pay an ongoing distribution fee.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Certain preferred stocks, for which reliable market quotations are not readily available are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended November 30, 1997, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 1997, the fund had a capital loss carryover of approximately $21,808,000 available to offset future capital gains, if any. The amount of capital loss carryover that can be used to offset realized capital gains by the fund in any one year may be limited by the Internal Revenue Code and Regulations. To the extent that capital loss carryovers are used to offset realized capital gains, it is unlikely that gains so offset would be distributed to shareholders since any such distribution might be taxable as ordinary income.

The amount of the carryover and the expiration dates are:

Loss Carryover                   Expiration
------------------------------------------------------------
$14,805,000                      November 30, 1998

  5,262,000                      November 30, 1999

    208,000                      November 30, 2002

  1,533,000                      November 30, 2003

G) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sales transactions, non-taxable dividends and expired capital loss carryforwards. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 1997, the fund reclassified $4,763 to increase distributions in excess of net investment income and $10,218,205 to decrease paid-in-capital, with a decrease to accumulated net realized loss on investments of $10,222,968. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter. Prior to March 20, 1997, any amount over $1.5 billion was based on a rate of 0.45%.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1997, fund expenses were reduced by $93,466 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustees fee, of which $440 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") with respect to its class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing Class M shares of the fund. The Class M Plan provides for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 1.00% of the average net assets. The Trustees currently limit payment by the fund at an annual rate of 0.25% of the average net assets attributable to class M shares.

For the year ended November 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $25,334 and $3,343 from the sale of class A and class M shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended November 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended November 30, 1997, purchases and sales of investment securities other than short-term investments aggregated $23,998,949 and $26,982,144, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                 Year ended
                                           November 30, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,175,906      $19,266,739
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       561,520        4,960,386
------------------------------------------------------------
                                  2,737,426       24,227,125

Shares
repurchased                      (3,283,503)     (28,924,047)
------------------------------------------------------------
Net decrease                       (546,077)     $(4,696,922)
------------------------------------------------------------

                                                 Year ended
                                           November 30, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,600,524      $22,095,872
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       606,063        5,145,980
------------------------------------------------------------
                                  3,206,587       27,241,852

Shares
repurchased                      (3,757,062)     (31,934,220)
------------------------------------------------------------
Net decrease                       (550,475)     $(4,692,368)
------------------------------------------------------------

                                                 Year ended
                                           November 30, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         496,220      $ 4,370,534
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        38,069          336,218
------------------------------------------------------------
                                    534,289        4,706,752

Shares
repurchased                        (314,630)      (2,788,106)
------------------------------------------------------------
Net increase                        219,659      $ 1,918,646
------------------------------------------------------------

                                                 Year ended
                                           November 30, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         659,164      $ 5,596,724
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        19,994          169,452
------------------------------------------------------------
                                    679,158        5,766,176

Shares
repurchased                        (150,701)      (1,265,318)
------------------------------------------------------------
Net increase                        528,457      $ 4,500,858
------------------------------------------------------------

Federal tax information
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.

Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jeanne L. Mockard
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Preferred Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

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